UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 March 28, 2008


                                  ULTICOM, INC.
             (Exact name of registrant as specified in its charter)


         NEW JERSEY                 0-30121                     22-2050748
(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)            File Number)              Identification No.)


                                1020 Briggs Road,
                            Mount Laurel, New Jersey
                                      08054
                    (Address of Principal Executive Offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (856) 787-2700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

COMPLETION OF AUDIT COMMITTEE INVESTIGATIONS INTO HISTORICAL STOCK OPTION GRANT PRACTICES AND RELATED ACCOUNTING, AND OTHER UNRELATED ACCOUNTING PRACTICES; STATUS OF THE FINANCIAL STATEMENT RESTATEMENT PROCESS

         On November 29, 2007, Ulticom, Inc. (the "Company") issued a press release (which was filed with the U.S. Securities and Exchange Commission ("SEC") on November 30, 2007, under cover of a Form 8-K) to inform investors of the status of the Company's previously announced accounting restatement process and expected restatement adjustments, and to announce that the Audit Committee of the Company's Board of Directors (the "Audit Committee") had completed its investigations, respectively, into historical option grant practices and accounting, and certain other unrelated historical accounting practices covering fiscal 1996 through 2003. Since then, the Audit Committee has been working on finalizing its report and recommendations to the full Board of Directors based on the results of these investigations.

         On March 28, 2008, the Audit Committee presented its report and recommendations to the Company's Board of Directors. A summary of the Audit Committee's report and recommendations is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 8.01 Form 8-K. The Company's Board of Directors has unanimously approved the remedial measures recommended by the Audit Committee.

            Also on March 28, 2008, the Company issued a press release announcing the Audit Committee's presentation of its report and recommendations to the Board of Directors and the Board's unanimous approval of such recommendations, and further providing updated financial statement adjustments as a result of the Audit Committee's findings. As disclosed in the press release (attached hereto as Exhibit 99.2 and hereby incorporated by reference into this Item 8.01 Form 8-K), the Company is still evaluating certain revenue recognition practices for complex contractual arrangements under AICPA Statement of Position 97-2, "Software Revenue Recognition." The Company continues to work diligently to complete its restatement of previously reported financial results, and to prepare financial statements for those periods for which financial statements have not yet been filed with the SEC or otherwise made publicly available, in order to become current in its Exchange Act filings with the SEC. In addition, the Company's independent registered public accounting firm continues to work on the audit of such restated financial statements.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

---------------------   --------------------------------------------------------
    Exhibit No.                                Description
---------------------   --------------------------------------------------------
       99.1             Summary of Independent Investigations by the Audit
                        Committee of the Board of Directors of Ulticom, Inc.
                        dated March 28, 2008.

---------------------   --------------------------------------------------------
       99.2             Press Release of Ulticom, Inc. issued on March 28, 2008.
---------------------   --------------------------------------------------------


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
                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ULTICOM, INC.

Date: March 28, 2008                    By: /s/ Shawn Osborne
                                            ---------------------------------
                                            Name: Shawn Osborne
                                            Title: Chief Executive Officer



























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
                                  EXHIBIT INDEX

---------------------   --------------------------------------------------------
    Exhibit No.                                Description
---------------------   --------------------------------------------------------
       99.1             Summary of Independent Investigations by the Audit
                        Committee of the Board of Directors of Ulticom, Inc.
                        dated March 28, 2008.

---------------------   --------------------------------------------------------
       99.2             Press Release of Ulticom, Inc. issued on March 28, 2008.
---------------------   --------------------------------------------------------





















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